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Exhibit 10.58

AMENDMENT NUMBER 1 TO
AND WAIVER AND CONSENT UNDER
LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NUMBER 1 TO AND WAIVER AND CONSENT UNDER LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 30, 2004, is entered into by AEGIS COMMUNICATIONS GROUP, INC., a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers"), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, "Agent"), and the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), in light of the following:

W I T N E S S E T H

        WHEREAS, Borrowers, Agent and Lenders are parties to that certain Loan and Security Agreement, dated as of January 26, 2004 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement"); and

        WHEREAS, Borrowers have informed Agent and Lenders that a violation of the Loan Agreement has occurred as a result of Borrowers' failure to comply with certain terms and provisions thereof; and

        WHEREAS, Borrowers have requested that Lenders waive such violation of the Loan Agreement; and

        WHEREAS, Borrowers have further requested that the Loan Agreement be amended to modify certain terms more fully set forth hereinbelow;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.    DEFINITIONS Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.    AMENDMENT TO LOAN AGREEMENT (a) The following phrase is appended to the end of the definition of "Allserve Reserve" set forth in Section 1 of the Loan Agreement: ", such reserve to be released solely as and when Agent may determine in its sole discretion."

        (b)   The table of Applicable Amounts and Applicable Periods set forth in Section 7.18(a)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

Applicable Amount	Applicable Period (Month-end)
$63,000	January 2004
($177,000)	February 2004
($1,602,000)	March 2004
($1,526,000)	April 2004
($1,968,000)	May 2004
($1,562,000)	June 2004
($896,000)	July 2004
($196,000)	August 2004
$359,000	September 2004
$1,002,000	October 2004
$1,414,000	November 2004
$2,025,000	December 2004

3.    WAIVERS

        (a)   Borrowers have informed Agent and Lenders that Borrowers have failed to maintain or achieve EBITDA of not less than $421,000 for the two-month period ending on the last day of the month of February, 2004, as required under Section 7.18(a)(i) of the Loan Agreement (the "EBITDA Default"). The EBITDA Default also constitutes a default under the Amended and Restated Secured Promissory Notes dated January 28,2003, held by Deutsche Bank AG—London ("Deutsche Bank") and Essar Global Limited ("Essar") in the principal amounts of $10,087,352.00 and $10,143,815.00, respectively (the "Notes"), and as such, represents an Event of Default under Section 8.9 of the Loan Agreement (the "EBITDA Cross-Default"). At the request of Borrowers and subject to the terms of this Amendment, Lenders hereby waive any violation of Section 7.18(a)(i) and Section 8.9 of the Loan Agreement or any other provision of the Loan Documents caused by the EBITDA Default and the EBITDA Cross-Default.

        (b)   Borrowers have informed Agent and Lenders that Borrowers have failed to pay the full amount of certain scheduled payments of principal under the Notes, resulting in an Event of Default under Section 4.2 of the Notes and therefore an Event of Default under Section 8.9 of the Loan Agreement (the "Note Payment Default"). At the request of Borrowers and subject to the terms of this Amendment, Lenders hereby waive any violation of Section 8.9 of the Loan Agreement or any other provision of the Loan Agreement caused by the Note Payment Default.

4.    CONSENT. Under the terms of Section 7.7(b) of the Loan Agreement, Borrowers may not, directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under the Loan Agreement. Parent has requested that Lenders consent to the amendment and restatement of the Investor Notes dated January 28, 2004, executed by Parent and delivered to the Investors, in the form of Exhibit A attached hereto (the "Amended and Restated Notes"). Lenders hereby consent to such amendment and restatement on the terms and conditions of this Amendment.

5.    EQUITY UNDERTAKING. Parent covenants and agrees that it shall cause the Investors to invest not less than $2,000,000 in additional equity in Parent between March 30, 2004 and May 15, 2004. Borrowers covenant and agree that, if Parent fails to cause such additional equity to be raised within the time period set forth, Agent shall be fully authorized to retain, at Borrowers' full cost and expense, such business consultant as Agent may select in its sole discretion to review Borrowers' operations and such other matters as Agent may determine in its sole discretion and Borrowers shall cooperate fully with such business consultant in the performance of its duties. Failure to comply with the terms and provisions of the immediately preceding sentence shall be an Event of Default under the Loan Documents.

6.    CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

        (a)   Agent shall have received for its own account an amendment fee in the amount of $50,000, which amendment fee shall be fully earned as of the date hereof and shall not be subject to refund, rebate or proration for any reason whatsoever;

        (b)   Agent shall have received a copy of a waiver of the EBITDA Cross-Default and the Note Payment Default, in form and substance satisfactory to Agent in its sole discretion, duly executed by the Investors and certified as true and correct and in full force and effect by an authorized officer of Parent;

        (c)   Agent shall have received copies of the Amended and Restated Notes, in form and substance satisfactory to Agent in its sole discretion, duly executed by Parent and certified as true and correct and in full force and effect by an authorized officer of Parent;

        (d)   The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

        (e)   No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

        (f)    No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, Agent, or any Lender.

7.    CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

8.    ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

9.    COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10.    MISCELLANEOUS

        (a)   Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

        (b)   Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

AEGIS COMMUNICATIONS GROUP, INC. a Delaware corporation, as a Borrower and Administrative Borrower
By:	/s/ HERMAN M. SCHWARZ
Title:	President and CEO
ADVANCED TELEMARKETING CORPORATION a Nevada corporation, as a Borrower
By:	/s/ HERMAN M. SCHWARZ
Title:	President
IQI, INC. a New York corporation, as a Borrower
By:	/s/ HERMAN M. SCHWARZ
Title:	President
LEXI INTERNATIONAL, INC. a California corporation, as a Borrower
By:	/s/ HERMAN M. SCHWARZ
Title:	President
INTERSERV SERVICE CORPORATION a Delaware corporation, as a Borrower
By:	/s/ GENE SPEYER
Title:	President
WELLS FARGO FOOTHILL, INC. a California corporation, as Agent and as a Lender
By:	/s/ ROBERT BERNIER
Title:	Vice President

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  Exhibit 10.58
AMENDMENT NUMBER 1 TO AND WAIVER AND CONSENT UNDER LOAN AND SECURITY AGREEMENT